UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 12, 2014

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

Nevada	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

3F B302C, No. 185 Kewang Road
Longtan Township, Taoyuan County 325 Taiwan (R.O.C.)
	(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	+866-3-4072339

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Chen, Tseng Chih-Ying and Lin, Mu Chen have resigned from the Director positions of San Lotus Holding Inc. on June 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN LOTUS HOLDING INC.
Dated: June 13, 2014
	By:	/s/ Chen, Li-Hsing
Chen Li-Hsing
President and Chairman of the Board